U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 28, 2002

                        Wireless Age Communications, Inc.
                        (formerly Lennoc Ventures, Inc.)
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                     -------
                 (State or other jurisdiction of incorporation)



       001-31338                                      98-0336674
       -------                                          ----------
(Commission File No.)                                 (IRS Employer
                                                    Identification No.)



                                1408 Broad Street
                           Regina, SK, Canada S4R 1Y9
                        Ph 306.751.7720 Fax 306.751.7726


                   (Address and telephone number of principal
                    executive offices and place of business)




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Item 1. Changes in Control of Registrant

None

Item 2. Acquisition or Disposition of Assets

On March 19, 2003 the corporation agreed to purchase all of the issued and outstanding shares of Prime Wireless, Inc. (the "corporation") from Pivotal Self-Service Technologies, Inc., including with out limitation all of the intellectual property rights of Prime to operate its business, the name of the corporation, the Vertex Standard Distribution Agreement, the Midland Master License including all sub-licenses, inventory, accounts receivable, trademarks, copyrights and tooling in exchange for 1,500,000 shares of common stock. The agreement contains standardized representations and warranties of each of the parties thereto.

Item 3. Bankruptcy or Receivership

None.

Item 4. Changes in Accountants

None

Item 5. Other Events

None

Item 6. Resignation & Appointment of Directors

As part of the acquisition discussed in Item 2, John G. Simmons is to be appointed Chairman of the Board of Directors.

Item 7. Financial Statements Pro Forma Financial & Exhibits

None

Item 8. Change in Fiscal Year

None

Item 9. Regulation FD Disclosure.

None

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

None


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wireless Age Communications, Inc.

By: /s/ Dallas Robinson
-----------------------------
 Dallas Robinson, President



Dated: March 31, 2003



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